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DAVIDS 7-31-98                                             TM  ETHER 28  H-57939


           INCORPORATED UNDER THE LAWS              COMMON STOCK
            OF THE STATE OF DELAWARE               PAR VALUE $.01

NUMBER                                                                   SHARES
NCI

         THIS CERTIFICATE IS TRANSFERABLE             CUSIP 628852 10 5
         IN NEW YORK, NY AND CHICAGO, IL     SEE REVERSE FOR CERTAIN DEFINITIONS


                          NCI BUILDING SYSTEMS, INC.

THIS CERTIFIES THAT




IS THE OWNER OF

            FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF

                     C E R T I F I C A T E  O F  S T O C K

NCI BUILDING SYSTEMS, INC. TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR.

     WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

                                                      NCI BUILDING SYSTEMS, INC.
       [NCI LOGO]                                               [SEAL]
American Bank Note Company                                    CORPORATE
                                                               DELAWARE

                                       DATED
                  /s/ JOHNNIE SCHULTE
PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                       COUNTERSIGNED AND REGISTERED:
                                            HARRIS TRUST AND SAVINGS BANK
                                                                 TRANSFER AGENT
                                                                  AND REGISTRAR

                                       BY

         /s/ DONNIE R. HUMPHRIES
                       SECRETARY                           AUTHORIZED SIGNATURE


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                          NCI BUILDING SYSTEMS, INC.

     The Company will furnish upon request and without charge to each stockholder the powers, designations, preferences and relative, participating, optional and other special rights of each class of stock and series within a class of stock of the Company, as well as the qualifications, limitations and restrictions relating to those preferences and/or rights. A stockholder may make the request to the Company or to its Transfer Agent and Registrar.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         UNIF GIFT MIN ACT-______Custodian________
TEN ENT - as tenants by the entireties                   (Cust)         (Minor)
JT TEN  - as joint tenants with right           under Uniform Gifts to Minors
          of survivorship and not as tenants    Act _________________________
          in common                                         (State)

    Additional abbreviations may also be used though not in the above list.

     For value received, _______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE

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--------------------------------------------------------------------------SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT
                                  ---------------------------------------------

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ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE COMPANY WITH FULL
POWER OF SUBSTITUTION IN THE PREMISES.

DATED
     ---------------------------------

                                       X
                                        ---------------------------------------
                                                     (SIGNATURE)

              NOTICE:                  X
                                        -------------------------------------
                                                       (SIGNATURE)

THE SIGNATURE(S) TO THIS ASSIGNMENT     --------------------------------------
MUST CORRESPOND WITH THE NAME(S) AS     THE SIGNATURE(S) SHOULD BE GUARANTEED
WRITTEN UPON THE FACE OF THE            BY AN ELIGIBLE GUARANTOR INSTITUTION
CERTIFICATE IN EVERY PARTICULAR         (BANKS, STOCKBROKERS, SAVINGS AND
WITHOUT ALTERATION OR ENLARGEMENT OR    LOAN ASSOCIATIONS AND CREDIT UNIONS
ANY CHANGE WHATEVER.                    WITH MEMBERSHIP IN AN APPROVED
                                        SIGNATURE GUARANTEE MEDALLION
                                        PROGRAM), PURSUANT TO S.E.C. RULE
                                        17Ad-15.
                                        --------------------------------------
                                        SIGNATURE(S) GUARANTEED BY:
This certificate also evidences and
entitles the holder hereof to certain
Rights as set forth in the Rights       --------------------------------------
Agreement between the Corporation and
Harris Trust and Savings Bank, dated
as of June 24, 1998 (the "Rights
Agreement"), the terms of which are
incorporated herein and a copy of
which is on file at the principal
offices of the Corporation.  Under
certain circumstances, as set forth
in the Rights Agreement, such Rights
will be evidenced by separate
certificates and will no longer be
evidenced by this certificate.
Promptly after receipt of a written
request therefor, the Corporation
will mail or cause to be mailed to
the holder of this certificate a copy
of the Rights Agreement without
charge.  Under certain circumstances,
Rights issued to, or held by,
Acquiring Persons or Affiliates or
Associates thereof (as such terms as
defined in the Rights Agreement) and
any subsequent holder of such Rights
may become null and void.